Derivative Assets	6 Months Ended
Jun. 30, 2024
Fair Value Disclosures [Abstract]
Derivative Assets

5. Derivative Assets

In December 2021, the Company purchased interest rate caps with an aggregate notional amount of $484,106, which amount reduces over time as the Company’s outstanding debt balances amortize. The objective of the hedges is to reduce the variability of cash flows associated with the interest relating to its variable rate borrowings. The Company receives payments on the caps for any period that the one-month USD LIBOR rate is above beyond the strike rate, which is 0.75%. The termination date of the interest rate cap agreements is November 30, 2026. The premium paid to purchase the interest caps was $7,000, which was paid out of cash on December 22, 2021. The premium is being amortized over the life of the interest rate cap by using the caplet method.

In February 2022, the Company further hedged its exposure to a potential rising interest rate environment by putting in place two USD one-month LIBOR interest rate caps of 0.75% through fourth quarter 2026, on $507,891 of its floating rate debt. The second interest rate cap was not designated as a cash flow hedge and therefore the negative fair value adjustment of $764 as at June 30, 2024 ($1,368 negative fair value adjustment as at June 30, 2023) was recorded through Interim Unaudited Condensed Consolidated Statements of Income. The premium paid by the Company to purchase the interest rate caps was $15,370, which was paid out of cash on the settlement date. ASC 815-20-25-13a stipulates that an entity may designate either all or certain future interest payments on variable-rate debt as the hedged exposure in a cash flow hedge relationship. In this case, the Company has designated only a portion of its outstanding debt (initially, $253,946) as the hedged item, and any interest payments beyond the notional amount of the interest rate cap in any given period are not designated as being hedged. Amount received from interest rate caps for each of the periods ended June 30, 2024, and 2023, was $14,366 and $15,916, respectively.

5. Derivative Assets (continued)

On April 4, 2024, the Company entered into a FX option to purchase €3,000, with monthly settlements on the 11th calendar day of each month, starting April 11, 2024, and ending March 13, 2025. The initial value of the excluded component is equal to the option premium of €417 and is recognized in earnings using the amortization approach as per ASC 815-20-25-83A. As of June 30, 2024, and June 30, 2023, following a quantitative assessment, no amount has been reclassified to other comprehensive income to the interim unaudited condensed Consolidated Statements of Income.

	June 30, 2024	December 31, 2023
Opening balance	$41,506	$63,503
FX option premium	28	–
Unrealized loss on derivative assets (interest rate caps)	(4,479)	(16,625)
Unrealized gain on FX option	155	–
Fair value adjustment on derivative asset	(764)	(5,372)
Closing balance	$36,446	$41,506
Less: Current portion of derivative assets (interest rate caps)	(22,429)	(24,639)
Less: Current portion of FX option	(183)	–
Non-current portion of derivative assets (interest rate caps)	$13,834	$16,867

The amounts included in accumulated other comprehensive income will be reclassified to interest expense should the hedge no longer be considered effective. The Company assesses the effectiveness of the hedges on an ongoing basis. As of June 30, 2024, and June 30, 2023, following a quantitative assessment, part of the hedge was no longer considered effective and an amount of $551 and $(176) was reclassified to/(from) other comprehensive income to the interim unaudited condensed Consolidated Statements of Income.